ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	12 Months Ended
Dec. 31, 2023
Payables and Accruals [Abstract]
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

NOTE 6. ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

Accounts payable and accrued liabilities amounted to $128,157 and $112,671 as of December 31, 2023 and December 31, 2022, respectively. Accrued liability is mainly accrued interest of the Economic Injury Disaster Loan (“EIDL”) loan (see Note 8), credit cards, and deferred revenue (see Note 7).

	December 31,	December 31,
	2023	2022

Accrued Interest	$42,943	$25,978
Credit Cards	42,032	44,473
Account Payable	40,176	-
Payroll Liabilities	2,609	24,206
Other Liabilities	313	424
Payroll Tax Liabilities	84	84
Deferred Revenue	-	17,506
Net Balance	$128,157	$112,671